UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 21, 2024

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COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, Tennessee	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2024, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), approved new annualized base salaries for certain of the Company’s named executive officers, effective June 24, 2024, as follows:

	Named Executive Officer	New Annualized Base Salary
	M. Paul Bunn	$700,000
	James “Tripp” S. Grant	$425,000

On June 21, 2024, the Compensation Committee approved a long-term incentive plan (the “2024 Long-Term Incentive Plan”) in which certain of the Company’s named executive officers received an aggregate target award equivalent to the following amounts:

	Named Executive Officer	Target Award Amount
	David R. Parker	$2,500,000
	M. Paul Bunn	$1,000,000
	James “Tripp” S. Grant	$500,000

These participants received Class A restricted stock units (“RSUs”) equivalent to the target award amount above, except the Compensation Committee decided to issue Mr. Parker’s award in cash given his significant stock holdings that align with stockholder value creation. The awards may be earned as follows: (A) 25% upon the Company’s attainment of a three-year cumulative adjusted earnings per share (“Adjusted EPS”) goal for the performance period ended December 31, 2027, (B) 25% upon the Company’s attainment of a three-year average annual return on invested capital (“ROIC”) goal for the performance period ended December 31, 2027, (C) 16.67% for continued service through July 1, 2025, (D) 16.67% for continued service through July 1, 2026, and (E) 16.67% for continued service through July 1, 2027. The portions of the award attributable to the Adjusted EPS and ROIC goals have a threshold payout of 50% of the target and a maximum payout of 200% of the target.

On June 21, 2024, the Compensation Committee changed Mr. Grant’s bonus target, expressed as a percentage of year-end annualized base salary, under the previously disclosed 2024 Executive Bonus Program to 70.0%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: June 27, 2024	By:	/s/ James S. Grant
James S. Grant
Executive Vice President and Chief Financial Officer